Exhibit 99.2 Q2 2021 Results Presentation August 19, 2021Exhibit 99.2 Q2 2021 Results Presentation August 19, 2021

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter.  Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them.   Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q2 2021 Results   10 Driving Top Line Growth Presentation Q2 2021 Results 4 Updated 2021 Outlook 9 Our Strategy 11 3Q2 2021 Results 10 Driving Top Line Growth Presentation Q2 2021 Results 4 Updated 2021 Outlook 9 Our Strategy 11 3

Q2 2021 Results 4Q2 2021 Results 4

Q2 2021 Results

Key Takeaways

- Delivered record Q2 earnings as both sales and margins materially exceeded expectations
- Growth in the quarter was driven by higher store sales as customer traffic further improved
- Achieved highest Q2 operating margin in a decade through an intense focus on inventory management, pricing & promotion optimization and disciplined expense management
- Strengthened financial position during the quarter, ending with $2.6 billion in cash
- Repurchased $255 million of shares in the quarter, underscoring our confidence in the business and commitment to creating shareholder value

Q2 2021 Results

- Net sales increased 31% versus Q2 2020
- Gross margin increased 942 bps compared to last year driven primarily through managing inventories tightly and further scaling our pricing and promotion optimization strategies
- SG&A expense increased 18.2% in Q2 and leveraged 291 bps as a percentage of revenue compared to last year driven by improved store labor productivity and lower technology spend
- Operating margin of 12.8% in Q2 2021, the highest Q2 operating margin in 10 years
- Diluted earnings per share of $2.48 compared to an adjusted loss[1] of ($0.25) per share in Q2 2020
- Inventory increased 1% versus prior year and inventory turn reach at 10-year high
- Strong operating cash flow of $1.4 billion in Q2 2021


SONOMA
GOODS FOR LIFE
Croft & Barrow


Summer is go time.
Build new outfits with your favorite brands.


Cindy

KOHL'S

(1) - Adjusted diluted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information.

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Q2 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) July 31, 2021 August 1, 2020 Net Sales $ 4,223 $ 3,213 Total Revenue 4,447 3,407 Gross Margin Rate 42.5% 33.1% SG&A 1,241 1,050 Depreciation 210 219 Impairments, Store Closings, and Other Costs — (2) (Gain) on Sale of Real Estate — (127) Operating Income 570 118 Interest Expense 62 78 Provision (benefit) for Income Taxes 126 (7) Net Income 382 47 Diluted EPS $2.48 $0.30 (1) 382 (39) Adjusted Net Income (Non-GAAP) (1) $2.48 ($0.25) Adjusted Diluted EPS (Non-GAAP) Key Balance Sheet Items July 31, 2021 August 1, 2020 (Dollars in Millions) Cash and Cash Equivalents $ 2,569 $ 2,428 Merchandise Inventories 2,733 2,698 Accounts Payable 1,495 1,064 Long-term Debt 1,909 3,450 Key Cash Flow items July 31, 2021 (Dollars in Millions) Three Months Ended Six Months Ended Operating Cash Flow $ 1,414 $ 1,692 Capital Expenditures (132) (191) Net, Finance lease and Financing obligations (28) (61) (1) $ 1,254 $ 1,440 Free Cash Flow 6 6 (1) - Free Cash Flow, Adjusted Net Income, and Adjusted EPS are non-GAAP financial measures. Please refer to the reconciliations included in the Appendix for more information. 6

Q2 2021 Gross Margin & SG&A Expense Performance

Gross Margin

Increased 942 bps versus Q2 2020 and 373 bps versus Q2 2019



38.8%
33.1%
42.5%
Q2 2019
Q2 2020
Q2 2021

Q2 2021 Gross Margin Takeaways

- Tightly managed inventories and achieved 10 year high in inventory turn
- Further scaled pricing and promotion optimization strategies
- Cost of Shipping tailwind from lower digital penetration of 26% versus 41% in Q2 2020
- Favorable industry backdrop provided for a greater percentage of full price selling

SG&A Expense

SG&A leveraged 291 bps versus Q2 2020 and 74 bps versus Q2 2019



$1,269M
$1,050M
$1,241M
% Total Revenue
28.6%
30.8%
27.9%
Q2 2019
Q2 2020
Q2 2021

Q2 2021 SG&A Takeaways

- Marketing-to-Sales ratio below 4% in Q2 2021
- Lowered technology spend by more than 10% versus Q2 2020
- Improved store labor productivity

KOHL'S 7

Enhanced Liquidity Position Key Balance Sheet & Cash Flow Items: Q2 2021 January 31, 2021 Beginning Cash $2,271M Key Takeaways Sources • Strong earnings performance and cash flow generation further improved leverage profile Operating Cash Flow $1,692M • Accelerated share repurchases, underscoring our New Debt $500M confidence in the business and commitment to creating shareholder value Uses • Long history of disciplined capital management Reductions in LT Debt ($1,044M) • More than two decades of maintaining Share Repurchase ($301M) Investment Grade rating Other* ($281M) • Well-positioned to capitalize on evolving customer behaviors and the retail industry disruption Capex ($191M) Dividend ($77M) July 31, 2021 Ending Cash $2,569M * Other includes premium paid on redemption of debt, finance lease and financing obligation payments, and other. 8

Updated 2021 Outlook 9

Updated 2021 Outlook Metric Full Year Guidance Low twenties percent increase Net Sales versus 2020 From a mid-to-high teens percent increase 7.4% to 7.6% Operating Margin From 5.7% to 6.1% $5.80 to $6.10  * Adjusted EPS From $3.80 to $4.20 Capital Allocation Strategy • Capex: $600 million to $650 million • Dividend: $0.25 quarterly dividend payable on September 22, 2021 • Share Repurchase Program: $500 million to $700 million, up from $200 million to $300 million * Excludes any non-recurring charges. 10Updated 2021 Outlook Metric Full Year Guidance Low twenties percent increase Net Sales versus 2020 From a mid-to-high teens percent increase 7.4% to 7.6% Operating Margin From 5.7% to 6.1% $5.80 to $6.10 * Adjusted EPS From $3.80 to $4.20 Capital Allocation Strategy • Capex: $600 million to $650 million • Dividend: $0.25 quarterly dividend payable on September 22, 2021 • Share Repurchase Program: $500 million to $700 million, up from $200 million to $300 million * Excludes any non-recurring charges. 10

Our Strategy 11Our Strategy 11

Kohl's has built a powerful foundation



Customers

65M Active Customers

30M Loyalty Members

29M Kohl's Charge Card holders

Accessible & Aspirational Brand Portfolio

KOHL'S + SEPHORA

Nike, Levi's, Under Armour, adidas

Tommy Hilfiger, Eddie Bauer, Calvin Klein

Sonoma Goods for Life, So, jumping beans

LC Lauren Conrad, FLX



KOHL'S

Stores

90% of stores generated $1M+ in 4-wall cash flow

95% of Kohl's stores are off-mall

1,162 stores in 49 states at year end 2020

80% of Americans live within 15 miles of a Kohl's store

43% of digital sales fulfilled by stores In 2020

10% higher digital sales in markets with stores

600M store visits

Digital

40% Digital sales penetration in 2020

1.6B Website visits in 2020



17% CAGR
$2.7B
$3B
$3.6B
$4B
$4.5B
$5.9B
2015
2016
2017
2018
2019
2020

Digital Sales Growth



KOHL'S

All figures are 2019 except as noted

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Our Strategy

The most trusted retailer of choice for the active and casual lifestyle

Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- Build a sizable Beauty business
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

Creating Long-term Shareholder Value

- Return to growth
- Expand operating margin
- Solid cash flow generation
- Maintain strong balance sheet
- Return capital to shareholders

KOHL'S
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Driving top line growth



Grow Active to 30% of Sales

- **Fuel growth with key national brands**, Nike, Under Armour and Adidas
- **Expand Active** space by at least 20% in 2021
- **Drive athleisure** through launch of FLX, our new private brand, Calvin Klein basics and loungewear, and expand assortment of Champion
- **Grow outdoor** through expansion of Lands' End and launch of Eddie Bauer


KOHL'S
SEPHORA

Beauty Growth with Sephora

- Highly complementary strategic partnership to **establish Kohl's as a leading beauty destination**
- **Comprehensive digital launch** August 2021
- **Launch in 200 stores Fall 2021,** 400 stores in 2022, and reaching at least 850 stores by 2023
- Assortment will include ~**125 emerging and established brands** emulating freestanding Sephora store
- Expected to drive significant traffic and **acquisition of new younger customer**



Reignite Women's Growth

- New organization structure and leadership to drive improved performance
- **Significant portfolio reinvention** with exit of 10 downtrending brands
- **Refresh and differentiate** a more focused portfolio of private brands (e.g. Sonoma, So, LC Lauren Conrad)
- **Distort denim opportunity** (e.g. Levi's, key private brands)
- **Improving merchandising and clarity** through significant choice count reduction and building depth



Extend Casual Lifestyle to Home

- **Expand soft home** category (e.g. Koolaburra by Ugg, Sonoma)
- **Expand underdeveloped categories** (e.g. decor, kid's bedroom, storage)
- Lean into healthy home (e.g. sleep and cookware)

KOHL'S
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Driving top line growth

Investing in Omni-channel


KOHL'S
Rewards

Loyalty Members are More Productive

- New Kohl's Rewards loyalty program, added new features, enhanced personalization and simplified rewards in Kohl's Cash
- **Kohl's Cash:** Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- **Kohl's Card:** Provides more opportunities for customers to save

30 million loyalty members spend 2x more than non-loyalty members and highest tier Kohl's Card members ("Most Valuable Customer") spend 10x more than non-loyalty members


KOHL'S

Transforming the Role of the Store

- Modernizing the store experience through refresh program and category reflow to highlight outsized growth businesses
- Simplified and edited shopping experience through fixture de-densification (standard to small strategy)
- Inspired solutions and product storytelling through continued investments in merchandising (e.g. expanding the learnings from the Outfit Bar concept)
- Evolve existing omni experiences: BOPUS/BOSS, Store Drive Up, Amazon Returns
- Continue to pursue innovation and discovery (e.g. Curated by Kohl's, emerging brands)



Enhance Digital Capabilities to Drive Growth

- Continue to invest in the evolution of the digital experience (e.g. Kohls.com, App)
- Expanding digital brand portfolio (e.g. Fanatics, Sephora, Lands' End, Eddie Bauer)
- Opened our sixth e-commerce fulfillment center in 2021

Omni-customer is 4x more productive than store-only shopper and 6x more productive than digital-only customer

KOHL'S
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Strong execution against our new strategy positions us to achieve our 2023 strategic goals well ahead of our plan



Gross Margin
~36% Goal
+20 to +40 basis points increase
SG&A Expense Rate
~27% to ~28% Goal
+70 to +150 basis points improvement
Operating Margin
2021 Guidance of 7.4% to 7.6% is at mid-point of 2023 goal
7.0% to 8.0%
6.1%
Inventory management
Sourcing
Pricing / Promo optimization
Supply chain transformation
Digital penetration / cost of shipping
Stores
Marketing
Technology
Corporate
Wage inflation
FY 2019 Adj. Operating Margin *
Gross Margin
SG&A
FY 2023

* Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix.

KOHL'S 16

We have a history of strong cash flow generation along with a focus on maintaining a balanced capital allocation strategy

Maintain strong balance sheet

Long-term objective of maintaining Investment Grade rating

1. **Invest in the business**
2. **Dividend**
3. **Opportunistic, complementary M&A**
4. **Share repurchases**

Q2 2021 Takeaways

- Delivered $1.25B of free cash flow
- Repurchased $255M of shares
- Invested $132M in the business
- Paid $38M in dividends to our shareholders
- Further improved leverage profile

History of Capital Allocation

- $3.0B of cumulative free cash flow generated from 2018 to 2020
- $1.8B invested in our business from 2018 to 2020 to help drive our omnichannel strategies
- Over $900M returned to shareholders over the past 3 years through our dividend program
- Nearly $900M of shares repurchased from 2018 to 2020
- History of employing liability management strategies to enhance our leverage profile and remain committed to Investment Grade Rating

KOHL'S

* Free cash flow is a non-GAAP financial measure. Please refer to the reconciliations in the Appendix for more information.

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Kohl's Continued Commitment to ESG

Kohl's has a long-standing focus on Environmental, Social and Governance stewardship

Environmental

With a large retail footprint, we are in a unique position to make a difference through positive actions.

- Sustainability measures are tied to CEO performance and management team incentives.
- Kohl's has published 2025 goals to reduce energy costs, decrease emissions, increase solar and wind energy, and reduce waste and increase recycling.
- **Climate change:** In our efforts to reduce greenhouse emissions, we have reduced energy consumption by 39% since 2008 - exceeding our 2025 goal, expanded to 164 wind and solar locations, and built 101 EV charging locations.
- **Waste and Recycling:** In our efforts to reduce waste, we have diverted 85% of waste from landfills - meeting our 2025 goal and reduced the amount of packaging we use for Kohl's-owned branded packaging.
- **Sustainable Sourcing:** To focus on efficient use of natural resources, we have 80% of production facilities completed the Higg Index Environmental Module, on our way to our 2025 goal and we are using the Higg Index to drive substantial water reduction.
- See more detail in our annual ESG Report.



Social

Understanding and embracing differences for Kohl's associates, customers and community is not just the right thing to do; it is critical in creating an inclusive workplace and brand experience, as well as in driving growth for the organization.

- In 2020, we shared our commitment to a renewed Diversity & Inclusion (D&I) strategy focused on Our People, Our Customers and Our Community and our mission to empower more families through equity, D&I.
- We've appointed a Chief Diversity & Inclusion Officer, reporting to the CEO.
- **People:** We've expanded our associate Business Resource Groups at Kohl's, provided unconscious bias training across the organization, created a cross-functional D&I Task Force and published our D&I Pledge for Progress.
- **Customers:** We've created a D&I product strategy, launched a Diversity Design Council, created new product and categories, and have invested in targeted D&I marketing.
- **Community:** We've committed to doubling our diverse supplier spend by 2025 and are well on our way. We have also committed to significantly increasing our philanthropic support.

Governance

We hold ourselves to a high level of ethical standards and maintain a Code of Ethics guide, Global Human Rights Policy, Business Partner Code of Conduct, and Corporate Governance Guidelines to ensure that we run our business with integrity.

- We have been recognized as one of the World's Most Ethical Companies by the Ethisphere Institute, a global leader in defining and advancing the standards of ethical business practices.
- We have published standards for Supply Chain Management, Facility Sustainability, Product Safety, Workforce Practices, Cybersecurity and Crisis Management that you can view in our ESG Report.
- We have a strong, independent and diverse Board of Directors that has an ongoing commitment to active Board refreshment, demonstrated by the addition of eight new directors in the past 5 years.

KOHL'S

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Appendix 19Appendix 19

Reconciliations Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) July 31, 2021 August 1, 2020 Net Income (Loss) GAAP $ 382 $ 47 Impairments, store closing, and other — (2) (Gain) on Sale of Real Estate — (127) Income tax impact of items noted above — 43 Adjusted (non-GAAP) $ 382 $ (39) Diluted Earnings (Loss) per Share GAAP $ 2.48 $ 0.30 Impairments, store closing, and other — (0.01) — (0.82) (Gain) on Sale of Real Estate Income tax impact of items noted above 0.28 — Adjusted (non-GAAP) $ 2.48 $ (0.25) 20

Reconciliations Adjusted Operating Income Free Cash Flow ($ in millions) ($ in millions) July 31, 2021 2019 Three Months Ended Six Months Ended Net cash provided by operating activities $ 1,414 $ 1,692 Operating Income $ 1,099 Impairments, store 113 Acquisition of property and equipment (132) (191) closing, and other Adjusted Operating 1,212 Finance lease and financing obligation payments (32) (65) Income Total Revenue $ 19,974 Proceeds from financing obligations 4 4 Adjusted Operating Free Cash Flow $ 1,254 $ 1,440 Income as a % of 6.1% Total Revenue 21Reconciliations Adjusted Operating Income Free Cash Flow ($ in millions) ($ in millions) July 31, 2021 2019 Three Months Ended Six Months Ended Net cash provided by operating activities $ 1,414 $ 1,692 Operating Income $ 1,099 Impairments, store 113 Acquisition of property and equipment (132) (191) closing, and other Adjusted Operating 1,212 Finance lease and financing obligation payments (32) (65) Income Total Revenue $ 19,974 Proceeds from financing obligations 4 4 Adjusted Operating Free Cash Flow $ 1,254 $ 1,440 Income as a % of 6.1% Total Revenue 21